UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

CAMPBELL SOUP COMPANY
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-3822	21-0419870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campbell Place, Camden, New Jersey	08103-1799
(Address of Principal Executive Offices)	(Zip Code)

(856) 342-4800
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2017, Campbell Soup Company (the "Company") entered into a Three-Year Credit Agreement with Credit Suisse AG, Cayman Islands Branch ("Credit Suisse"), as administrative agent, and the other lenders named therein (the "Credit Agreement"). Subject to the terms and conditions set forth in the Credit Agreement (including the consummation of the acquisition by the Company of Snyder's-Lance, Inc.), the lenders have provided the Company with a single draw, unsecured, senior term loan credit facility in an aggregate principal amount equal to $1.20 billion, which shall have a maturity date of three years from the date of the initial funding thereof. Loans under the Credit Agreement will bear interest at the rates specified in the Credit Agreement, which vary based on the type of loan and certain other conditions. The Credit Agreement contains customary covenants and events of default for credit facilities of this type.

The proceeds of the loans under the Credit Agreement can only be used in connection with the acquisition by the Company of Snyder's-Lance, Inc. and to pay fees and expenses in connection therewith and with respect to the Credit Agreement.

The Company and its subsidiaries have relationships with some of the lenders where they provide commercial banking, investment banking, underwriting, trust and other financial advisory services for which they have received (or will receive) customary fees and expenses.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, which is attached as Exhibit 10 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10	Three-Year Credit Agreement, dated December 29, 2017, by and among Campbell Soup Company, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Associate General Counsel

Date: December 29, 2017